UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2015

First Horizon National Corporation

(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

165 MADISON AVENUE MEMPHIS, TENNESSEE	38103
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (901) 523-4444

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

On June 15, 2015, First Horizon National Corporation announced the release of a summary of its annual company-run capital stress test results as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act. The summary is available directly at www.snl.com/irweblinkx/GenPage.aspx?IID=100292&GKP=305868. A link to the summary is provided under “Stress Testing Results” in the News & Events section of the Company’s Investor Relations site, www.ir.fhnc.com.

Information contained on the Company’s website, directly or through links, is not incorporated by reference into this Current Report on Form 8-K. Also, the information in the preceding paragraph is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of First Horizon’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished pursuant to Item 7.01, is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any of First Horizon’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description

99.1	Copy of press release announcing that First Horizon National Corporation released a summary of the results of its annual company-run capital stress tests.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)

Date: June 15, 2015	By:	/s/ William C. Losch III
William C. Losch III
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibit is furnished pursuant to Item 7.01, is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any of First Horizon’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description

99.1	Copy of press release announcing that First Horizon National Corporation released a summary of the results of its annual company-run capital stress tests.